                                                                    EXHIBIT 99.2

                           LIBERTY MEDIA CORPORATION
                           9197 South Peoria Street
                           Englewood, Colorado 80112
                           Telephone: (720) 875-5400

                               October 29, 1999



Gentlemen:

     This letter of intent (this "Letter") sets forth the understanding and mutual intentions of Liberty Media Corporation ("Liberty Media"), Four Media Company (the "Company"), the Warburg Entities and Technical Services Partners, L.P. (the "Stockholders"), with respect to the proposed transactions (collectively, the "Transaction") described in the attached draft Agreement and Plan of Merger (the "Draft Agreement"). Capitalized terms used herein and not otherwise defined are used as defined in the Draft Agreement. The Company and the Stockholders represent and warrant to Liberty Media that the Stockholders own, in the aggregate, in excess of 50% of the Company's common stock outstanding on the date hereof.

     The Company's execution and delivery to Liberty Media of a copy of this Letter constitute its representations to Liberty Media that the Company's Board of Directors (the "Company Board") has (i) duly and validly authorized the execution and delivery by the Company of this letter and the performance by the Company of its obligations hereunder in accordance with Section 203 and the other applicable provisions of the DGCL, (ii) reviewed the enclosed Draft Agreement relating to the Transaction, and (iii) subject only to entering into mutually satisfactory definitive documentation for the Transaction (the "Definitive Documentation") and the terms and conditions therein, duly and validly approved the Transaction.

     The parties intend that the principal terms of the Transaction shall be as set forth in the Draft Agreement, including without limitation, that one hundred percent (100%) of Four Media's issued and outstanding stock will be acquired in consideration for the issuance of approximately 6,352,783.5 shares of Class A Liberty Media Group Stock, par value $1.00 ("LMG.A Share(s)"). Specifically, one LMG.A Share will be issued for each 3.1 shares of Four Media stock acquired. The transaction is intended to qualify as a tax-free exchange. Each of the undersigned intends, and will use good faith efforts, to enter into Definitive Documentation (or the exhibits thereto, as applicable) containing the principal terms set forth in the attached Draft Agreement.

     Subject to the second paragraph hereafter and subject to any fiduciary and other obligations the Company Board may have under applicable law, the Company's execution and delivery of a copy of this Letter will constitute its agreement with Liberty Media that it shall not, and will use its best efforts to ensure that its officers, directors, employees, investment bankers, attorneys, accountants and other agents do not, directly or indirectly (i) initiate, solicit or encourage, or take any action to facilitate (including by the furnishing of information) the making of, any offer or proposal that constitutes or is reasonably likely to lead to any Extraordinary Transaction (as defined below), (ii) enter into any agreement with respect to an Extraordinary Transaction or (iii) in the event of an unsolicited Extraordinary Transaction, engage in negotiations or discussions with, or provide any information or data to, any Person (other than Liberty Media or its Affiliates or Representatives and except for information that has previously been publicly disseminated by the Company) relating to any Extraordinary Transaction. The Company agrees that it will notify Liberty Media immediately, but in any event within 24 hours, if any proposals, inquiries or expressions of interest are received by, any information is requested from, or any negotiations or discussions are sought to be initiated or continued with the Company or its Representatives, in each case in connection with any Extraordinary Transaction or the possibility or consideration by a third party of making an Extraordinary Transaction (an "Extraordinary Transaction Interest"). In the case of an Extraordinary Transaction Interest, the Company agrees it will provide the name of the Person indicating such Extraordinary Transaction Interest and the terms and conditions of any proposals or offers. As used in this Letter, "Extraordinary Transaction" means any tender or exchange offer involving the Company, any proposal for a merger, consolidation or other business combination involving the Company, any proposal or offer to acquire in any manner a greater than 15% equity interest in, or a significant portion of the business or assets of, the Company (other than immaterial or insubstantial assets or inventory in the ordinary course of business or assets held for sale), any proposal or offer with respect to any recapitalization or restructuring with respect to the Company or any proposal or offer with respect to any other transaction similar to any of the foregoing with respect to the Company other than pursuant to the transactions to be effected pursuant to the Draft Agreement.

     Subject to the following paragraph, the execution and delivery of this Letter by the Stockholders will constitute their agreement with Liberty Media that each of them, in his individual and representative capacity (other than as director or officer of the Company), shall not directly or indirectly (i) tender into any tender or exchange offer or otherwise sell, transfer, pledge, assign, hypothecate or otherwise dispose of, or encumber with any Lien, any of the Company's securities; (ii) acquire any shares of common stock or other securities of the Company (subject to certain exceptions to be set forth in the Voting Agreement, including, but not limited to, any stock dividend, stock split, recapitalization, combination or exchange of shares of capital stock or other securities of the Company, or pursuant to an exercise of outstanding warrants); (iii) deposit any of the Company's securities into a voting trust, enter into a voting agreement or arrangement with respect to the Company's securities or grant any proxy or power of attorney with respect to such securities (other than any voting agreement or arrangement with Liberty Media or any of its Affiliates); (iv) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect acquisition or sale, transfer, pledge, assignment, hypothecation or other disposition of any interest in or the voting of any shares of common stock or any other securities of the Company; (v) participate or engage in any discussions or negotiations with any person other than Liberty Media or its Affiliates relating to any of the foregoing; or (vi) provide any material non-public information regarding the Company or any of its subsidiaries or any of the Company's securities to any person other than Liberty Media, its Affiliates, or each Stockholders' affiliates and advisors in connection with any of the foregoing. If any of the Stockholders receives any inquiry or proposal regarding the possibility of any of the foregoing, such party shall promptly notify Liberty Media thereof in writing and shall provide

Liberty Media with such information regarding such inquiry or proposal and the person making the same as Liberty Media shall reasonably request, to the full extent such information is reasonably available to such party.

     Anything contained herein to the contrary notwithstanding, if Definitive Documentation has not been executed and delivered by the relevant parties on or before the 30th day following the execution of this Letter (or such other subsequent date agreed to by the parties ) after good faith efforts to enter into Definitive Documentation and reach agreement on any material issues that have not been addressed adequately in the attached Draft Agreement, then any party may terminate this Letter by written notice to the other parties prior to the execution and delivery of the Definitive Documentation.

     The representations and covenants contained in the second, fourth and fifth paragraphs of this Letter are intended to be binding upon the parties hereto (and their respective successors and assigns) upon execution of this Letter and will continue to be in effect until the termination of this Letter as provided in the immediately preceding paragraph. Otherwise, this Letter constitutes a statement of our good faith intentions with respect to the Transaction, but does not contain all matters upon which agreement must be reached in order for the Transaction to be consummated and therefore does not constitute a binding commitment with respect to the Transaction itself. A binding commitment will result only from the execution of the Definitive Documentation. Notwithstanding the two preceding sentences of this paragraph, the provisions of and the obligations of the parties under (i) this paragraph and the immediately following paragraph (pertaining to governing law) and (ii) the provisions in the Draft Agreement relating to publicity, finder's fees and expenses are agreed to be fully binding on the parties hereto upon the execution of this Letter, and such provisions shall survive the termination of this Letter unless they are superseded by the Definitive Documentation. The obligations of Liberty Media and the Company under the Mutual Nondisclosure Agreement dated as of August 13, 1999 between Liberty Media and the Company, shall survive the execution and delivery of this Letter and any termination hereof.

     The terms of this Letter and the relations of the parties with respect hereto shall be governed by and construed in accordance with the internal laws of the State of Delaware. This Letter may be executed in one or more counterparts.


                           [Signature Page Follows]

     If the foregoing reflects your understanding, please acknowledge your agreement to, and acceptance of, the foregoing, by executing a copy of this Letter in the appropriate space set forth below and returning it to the undersigned, whereupon this Letter will constitute our agreement with respect to the matters contained herein.

                                   Very truly yours,


                                   LIBERTY MEDIA CORPORATION



                                   By:    /s/ David P. Beddow
                                      ----------------------------------------
                                      Name:   David P. Beddow
                                      Title:  Vice President



Agreed to and accepted as of the date first written above:

FOUR MEDIA COMPANY



By:   /s/ Jeffrey J. Marcketta
   ---------------------------------------------
   Name:  Jeffrey J. Marcketta
   Title: President and Chief Operating Officer


TECHNICAL SERVICES PARTNERS, L.P.

By:  Triple Bogey, Inc., its general partner



By:   /s/ Robert T. Walston
   ---------------------------------------------
   Name:  Robert T. Walston
   Title: President

WARBURG, PINCUS EQUITY PARTNERS, L.P.

By:  Warburg, Pincus & Co., its general partner


By:   /s/ David Libowitz
   -----------------------------------------
   Name:  David Libowitz
   Title: Managing Director

WARBURG, PINCUS NETHERLANDS EQUITY
  PARTNERS I, C.V.

By:  Warburg, Pincus & Co., its general partner


By:   /s/ David Libowitz
   -----------------------------------------
   Name:  David Libowitz
   Title: Managing Director

WARBURG, PINCUS NETHERLANDS EQUITY
  PARTNERS II, C.V.

By:  Warburg, Pincus & Co., its general partner


By:   /s/ David Libowitz
   -----------------------------------------
   Name:  David Libowitz
   Title: Managing Director

WARBURG, PINCUS NETHERLANDS EQUITY
  PARTNERS III, C.V.

By:  Warburg, Pincus & Co., its general partner


By:   /s/ David Libowitz
   -----------------------------------------
   Name:  David Libowitz
   Title: Managing Director


                                    S-2